Third Point Reinsurance Ltd.

Financial Supplement
March 31, 2020

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Christopher S. Coleman - Chief Financial Officer
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. (“Third Point Re”) and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including basic book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following:
results of operations fluctuate and may not be indicative of our prospects; a pandemic or other catastrophic event, including the recent outbreak of COVID-19, may adversely impact our financial condition or results of operations; more established competitors; losses exceeding reserves; highly cyclical property and casualty reinsurance industry; losses from catastrophe exposure; downgrade, withdrawal of ratings or change in rating outlook by rating agencies; significant decrease in our capital or surplus; dependence on key executives; inability to service our indebtedness; limited cash flow and liquidity due to our indebtedness; inability to raise necessary funds to pay principal or interest on debt; potential lack of availability of capital in the future; credit risk associated with the use of reinsurance brokers; future strategic transactions such as acquisitions, dispositions, mergers or joint ventures; technology breaches or failures, including cyber-attacks; lack of control over Third Point Enhanced LP (“TP Fund”); lack of control over the allocation and performance of TP Fund’s investment portfolio; dependence on Third Point LLC to implement TP Fund’s investment strategy; limited ability to withdraw our capital accounts from TP Fund; decline in revenue due to poor performance of TP Fund’s investment portfolio; TP Fund’s investment strategy involves risks that are greater than those faced by competitors; termination by Third Point LLC of our or TP Fund’s investment management agreements; potential conflicts of interest with Third Point LLC; losses resulting from significant investment positions; credit risk associated with the default on obligations of counterparties; ineffective investment risk management systems; fluctuations in the market value of TP Fund’s investment portfolio; trading restrictions being placed on TP Fund’s investments; limited termination provisions in our investment management agreements; limited liquidity and lack of valuation data on certain TP Fund’s investments; fluctuations in market value of our fixed-income securities; U.S. and global economic downturns; specific characteristics of investments in mortgage-backed securities and other asset-backed securities, in securities of issues based outside the U.S., and in special situation or distressed companies; loss of key employees at Third Point LLC; Third Point LLC’s compensation arrangements may incentivize investments that are risky or speculative; increased regulation or scrutiny of alternative investment advisers affecting our reputation; suspension or revocation of our reinsurance licenses; potentially being deemed an investment company under U.S. federal securities law; failure of reinsurance subsidiaries to meet minimum capital and surplus requirements; changes in Bermuda or other law and regulation that may have an adverse impact on our operations; Third Point Re and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation; potential characterization of Third Point Re and/or Third Point Re BDA as a passive foreign investment company; subjection of our affiliates to the base erosion and anti-abuse tax; potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; and and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income (Loss)	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended March 31, 2020 and 2019	Page 7
Property and Casualty Reinsurance Segment - by Quarter	Page 8
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 9
Underwriting Ratios - by Quarter	Page 10

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 11
Net Investment Return by Investment Strategy - by Quarter	Page 12

Other
Basic and Diluted Book Value per Share - by Quarter	Page 13
Earnings (Loss) per Share - by Quarter	Page 14
Return on Beginning Shareholders’ Equity - by Quarter	Page 15

Third Point Reinsurance Ltd.
Key Performance Indicators
March 31, 2020 and 2019
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended
	March 31, 2020	March 31, 2019

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting income (loss) (1)	$4,396	$(5,740)
Combined ratio (1)	97.0%	103.8%

Key investment return metrics:
Net investment income (loss)	$(185,027)	$154,953
Net investment return on net investments managed by Third Point LLC	(7.3)%	7.2%

Key shareholders’ value creation metrics:
Basic book value per share (2) (3)	$13.31	$15.37
Diluted book value per share (2) (3)	$13.05	$15.04
Increase (decrease) in diluted book value per share (2)	(13.2)%	9.8%
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (2)	(13.0)%	11.0%

(1)	Refer to accompanying “Segment Reporting - Three months ended March 31, 2020 and 2019” for a calculation of net underwriting loss and combined ratio.

(2)
Basic book value per share, diluted book value per share and return on beginning shareholders’ equity attributable to Third Point Re common shareholders are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Basic book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity attributable to Third Point Re common shareholders.

(3)	Prior year comparatives represent amounts as of December 31, 2019.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets
Investment in related party investment fund, at fair value	$659,815	$860,630	$818,600	$824,352	$1,475,995
Debt securities, trading, at fair value	363,121	125,071	220,045	567,354	241,059
Other investments, at fair value	4,000	4,000	3,500	3,010	3,087
Total investments	1,026,936	989,701	1,042,145	1,394,716	1,720,141
Cash and cash equivalents	445,776	639,415	693,105	93,757	54,319
Restricted cash and cash equivalents	975,109	1,014,543	816,519	656,146	616,844
Subscription receivable from related party investment fund	—	—	—	—	15,000
Redemption receivable from related party investment fund	—	—	—	400,000	—
Due from brokers	57,929	—	—	—	637
Interest and dividends receivable	3,732	2,178	2,932	1,792	1,891
Reinsurance balances receivable, net	622,883	596,120	680,630	696,170	758,816
Deferred acquisition costs, net	168,505	154,717	166,968	208,027	233,108
Unearned premiums ceded	13,411	16,945	14,370	15,473	16,139
Loss and loss adjustment expenses recoverable, net	6,865	5,520	4,270	3,655	2,751
Other assets	21,388	20,555	17,808	19,715	20,488
Total assets	$3,342,534	$3,439,694	$3,438,747	$3,489,451	$3,440,134
Liabilities
Accounts payable and accrued expenses	$8,868	$17,816	$14,607	$14,843	$9,225
Reinsurance balances payable	78,323	81,941	98,766	88,670	76,766
Deposit liabilities	170,402	172,259	174,405	148,845	144,782
Unearned premium reserves	579,315	524,768	592,319	702,398	767,352
Loss and loss adjustment expense reserves	1,107,911	1,111,692	1,060,000	1,021,776	986,639
Securities sold, not yet purchased, at fair value	47,427	—	—	—	—
Due to brokers	3,150	—	—	—	—
Participation agreement with related party investment fund	—	—	—	—	1,521
Interest and dividends payable	1,304	3,055	1,026	3,022	1,015
Senior notes payable, net of deferred costs	114,133	114,089	114,044	113,999	113,955
Total liabilities	2,110,833	2,025,620	2,055,167	2,093,553	2,101,255
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	9,488	9,423	9,422	9,399	9,429
Additional paid-in capital	928,903	927,704	926,949	924,191	920,207
Retained earnings	293,310	476,947	447,209	462,308	409,243
Shareholders’ equity attributable to Third Point Re common shareholders	1,231,701	1,414,074	1,383,580	1,395,898	1,338,879
Total liabilities and shareholders’ equity	$3,342,534	$3,439,694	$3,438,747	$3,489,451	$3,440,134

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss)
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2020	March 31, 2019
Revenues
Gross premiums written	$204,131	$319,591
Gross premiums ceded	265	(712)
Net premiums written	204,396	318,879
Change in net unearned premium reserves	(58,081)	(165,829)
Net premiums earned	146,315	153,050
Net investment income (loss) from investment in related party investment fund	(200,815)	146,991
Other net investment income	15,788	7,962
Net investment income (loss)	(185,027)	154,953
Total revenues	(38,712)	308,003
Expenses
Loss and loss adjustment expenses incurred, net	87,786	95,068
Acquisition costs, net	49,253	57,498
General and administrative expenses	10,159	12,132
Other expenses	3,477	4,125
Interest expense	2,048	2,029
Foreign exchange (gains) losses	(8,217)	2,518
Total expenses	144,506	173,370
Income (loss) before income tax expense	(183,218)	134,633
Income tax expense	(419)	(1,718)
Net income (loss) available to Third Point Re common shareholders	$(183,637)	$132,915
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(1.99)	$1.45
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(1.99)	$1.43
Weighted average number of common shares used in the determination of earnings (loss) per share
Basic	92,191,837	91,669,810
Diluted	92,191,837	92,578,933

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenues
Gross premiums written	$204,131	$134,230	$95,388	$82,637	$319,591
Gross premiums ceded	265	(5,964)	(1,116)	(1,473)	(712)
Net premiums written	204,396	128,266	94,272	81,164	318,879
Change in net unearned premium reserves	(58,081)	70,126	108,976	64,288	(165,829)
Net premiums earned	146,315	198,392	203,248	145,452	153,050
Net investment income (loss) from investment in related party investment fund	(200,815)	42,029	(5,751)	66,357	146,991
Other net investment income	15,788	19,585	2,613	2,774	7,962
Net investment income (loss)	(185,027)	61,614	(3,138)	69,131	154,953
Total revenues	(38,712)	260,006	200,110	214,583	308,003
Expenses
Loss and loss adjustment expenses incurred, net	87,786	140,394	85,703	82,334	95,068
Acquisition costs, net	49,253	61,851	118,271	58,006	57,498
General and administrative expenses	10,159	12,744	9,237	19,650	12,132
Other expenses	3,477	3,625	5,058	3,811	4,125
Interest expense	2,048	2,074	2,074	2,051	2,029
Foreign exchange (gains) losses	(8,217)	10,298	(4,921)	(4,260)	2,518
Total expenses	144,506	230,986	215,422	161,592	173,370
Income (loss) before income tax (expense) benefit	(183,218)	29,020	(15,312)	52,991	134,633
Income tax (expense) benefit	(419)	718	213	74	(1,718)
Net income (loss) available to Third Point Re common shareholders	$(183,637)	$29,738	$(15,099)	$53,065	$132,915
Earnings (loss) per share available to Third Point Re common shareholders
Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$(1.99)	$0.32	$(0.16)	$0.58	$1.45
Diluted earnings (loss) per share available to Third Point Re common shareholders (1)	$(1.99)	$0.32	$(0.16)	$0.57	$1.43
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	92,191,837	91,989,469	91,903,556	91,776,870	91,669,810
Diluted	92,191,837	92,696,491	91,903,556	92,801,799	92,578,933

(1)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended March 31, 2020 and 2019
(expressed in thousands of U.S. dollars)

	Three months ended
	2020		2019
	Property and Casualty Reinsurance	Total	Property and Casualty Reinsurance	Total
Revenues
Gross premiums written	$204,131	$204,131	$319,591	$319,591
Gross premiums ceded	265	265	(712)	(712)
Net premiums written	204,396	204,396	318,879	318,879
Change in net unearned premium reserves	(58,081)	(58,081)	(165,829)	(165,829)
Net premiums earned	146,315	146,315	153,050	153,050
Expenses
Loss and loss adjustment expenses incurred, net	87,786	87,786	95,068	95,068
Acquisition costs, net	49,253	49,253	57,498	57,498
General and administrative expenses	4,880	4,880	6,224	6,224
Total expenses	141,919	141,919	158,790	158,790
Net underwriting income (loss)	$4,396	4,396	$(5,740)	(5,740)
Net investment income (loss)		(185,027)		154,953
Corporate expenses		(5,279)		(5,908)
Other expenses		(3,477)		(4,125)
Interest expense		(2,048)		(2,029)
Foreign exchange gains (losses)		8,217		(2,518)
Income tax expense		(419)		(1,718)
Net income (loss) available to Third Point Re common shareholders		$(183,637)		$132,915

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	60.0%		62.1%
Acquisition cost ratio	33.7%		37.6%
Composite ratio	93.7%		99.7%
General and administrative expense ratio	3.3%		4.1%
Combined ratio	97.0%		103.8%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenues
Gross premiums written	$204,131	$134,230	$95,388	$82,637	$319,591
Gross premiums ceded	265	(5,964)	(1,116)	(1,473)	(712)
Net premiums written	204,396	128,266	94,272	81,164	318,879
Change in net unearned premium reserves	(58,081)	70,126	108,976	64,288	(165,829)
Net premiums earned	146,315	198,392	203,248	145,452	153,050
Expenses
Loss and loss adjustment expenses incurred, net	87,786	140,394	85,703	82,334	95,068
Acquisition costs, net	49,253	61,851	118,271	58,006	57,498
General and administrative expenses	4,880	5,724	4,769	6,769	6,224
Total expenses	141,919	207,969	208,743	147,109	158,790
Net underwriting income (loss)	$4,396	$(9,577)	$(5,495)	$(1,657)	$(5,740)

Underwriting ratios (1)
Loss ratio	60.0%	70.7%	42.2%	56.6%	62.1%
Acquisition cost ratio	33.7%	31.2%	58.2%	39.9%	37.6%
Composite ratio	93.7%	101.9%	100.4%	96.5%	99.7%
General and administrative expense ratio	3.3%	2.9%	2.3%	4.6%	4.1%
Combined ratio	97.0%	104.8%	102.7%	101.1%	103.8%
(1) Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Line and Type of Business
Property Catastrophe	$31,164	$4,831	$6,127	$15,843	$41,514
Other Property	15,209	36,892	578	26,019	12,467
Property	46,373	41,723	6,705	41,862	53,981

Workers Compensation	21,320	121	3,519	1,221	22,810
Auto	21,249	(2,897)	10,574	14,136	26,568
Other Casualty	24,371	35,315	2,931	9,081	28,514
Casualty	66,940	32,539	17,024	24,438	77,892

Credit & Financial Lines	9,012	3,633	7,265	16,417	17,310
Multi-line	66,746	16,268	2,345	(1,028)	174,130
Other Specialty	15,060	5,768	3,357	948	1,631
Specialty	90,818	25,669	12,967	16,337	193,071

Total prospective reinsurance contracts	$204,131	$99,931	$36,696	$82,637	$324,944
Retroactive reinsurance contracts	—	34,299	58,692	—	(5,353)
Total property and casualty reinsurance segment	$204,131	$134,230	$95,388	$82,637	$319,591

Third Point Reinsurance Ltd.
Underwriting Ratios - by Quarter (1)
(expressed in thousands of U.S. dollars)

	Three months ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Underwriting ratios (1)
Loss ratio	60.0%	70.7%	42.2%	56.6%	62.1%
Acquisition cost ratio	33.7%	31.2%	58.2%	39.9%	37.6%
Composite ratio	93.7%	101.9%	100.4%	96.5%	99.7%
General and administrative expense ratio	3.3%	2.9%	2.3%	4.6%	4.1%
Combined ratio	97.0%	104.8%	102.7%	101.1%	103.8%

Impact of catastrophe losses (2)
Loss ratio	—%	9.1%	7.1%	—%	—%
Acquisition cost ratio	—%	(0.9)%	(0.9)%	—%	—%
Composite ratio	—%	8.2%	6.2%	—%	—%

Impact of reserve developments (2)
Loss ratio	(7.5)%	(4.9)%	(37.6)%	(5.6)%	(2.6)%
Acquisition cost ratio	6.0%	4.3%	35.7%	5.5%	2.4%
Composite ratio	(1.5)%	(0.6)%	(1.9)%	(0.1)%	(0.2)%

Accident year ex-CAT underwriting ratios (3)
Loss ratio	67.5%	66.5%	72.7%	62.2%	64.7%
Acquisition cost ratio	27.7%	27.8%	23.4%	34.4%	35.2%
Composite ratio	95.2%	94.3%	96.1%	96.6%	99.9%
General and administrative expense ratio	3.3%	2.9%	2.3%	4.6%	4.1%
Combined ratio	98.5%	97.2%	98.4%	101.2%	104.0%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

(2)	General and administrative expense ratio excluded because catastrophe losses and impact of reserve developments do not impact this ratio.

(3)
The accident year ex-CAT underwriting ratios exclude catastrophe losses, net of reinstatement premiums and profit commission adjustments, and prior year loss development. We believe that the adjusted ratios are meaningful measures of our underwriting results on an ongoing basis as they exclude catastrophes losses which are outside of management’s control. We also exclude prior year development to provide transparency related to current accident year results.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter(1)
(expressed in thousands of U.S. dollars)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets
TP Fund	$659,815	$860,630	$818,600	$824,352	$1,475,995
Debt securities, trading, at fair value	363,121	125,071	220,045	567,354	241,059
Total investments	1,022,936	985,701	1,038,645	1,391,706	1,717,054
Cash and cash equivalents	366,894	588,196	611,442	22,563	3,647
Restricted cash and cash equivalents	975,109	1,014,543	816,519	656,146	616,844
Redemption receivable from related party investment fund	—	—	—	400,000	—
Due from brokers	57,929	—	—	—	637
Interest and dividends receivable	3,732	2,178	2,932	1,792	1,891
Other assets	—	18	6	7	—
Total assets	$2,426,600	$2,590,636	$2,469,544	$2,472,214	$2,340,073
Liabilities
Accounts payable and accrued expenses	$761	$509	$324	$227	$188
Securities sold, not yet purchased	47,427	—	—	—	—
Due to brokers	3,150	—	—	—	—
Participation agreement with related party investment fund	—	—	—	—	1,521
Interest and dividends payable	270	—	—	—	—
Total liabilities	51,608	509	324	227	1,709
Total net investments managed by Third Point LLC	$2,374,992	$2,590,127	$2,469,220	$2,471,987	$2,338,364

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC (1)	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019

Long
Equity	(11.2)%	3.3%	1.4%	3.2%	8.4%
Credit	0.1%	0.1%	(0.7)%	0.6%	0.9%
Other	(0.3)%	0.7%	(0.1)%	0.5%	0.7%
	(11.4)%	4.1%	0.6%	4.3%	10.0%

Short
Equity	4.4%	(1.8)%	(0.7)%	(1.2)%	(2.4)%
Credit	(0.1)%	—%	—%	—%	(0.3)%
Other	(0.2)%	0.1%	(0.1)%	(0.2)%	(0.1)%
	4.1%	(1.7)%	(0.8)%	(1.4)%	(2.8)%

Net
Equity	(6.8)%	1.5%	0.7%	2.0%	6.0%
Credit	—%	0.1%	(0.7)%	0.6%	0.6%
Other	(0.5)%	0.8%	(0.2)%	0.3%	0.6%
	(7.3)%	2.4%	(0.2)%	2.9%	7.2%

(1) Net investment return represents the return on our net investments managed by Third Point LLC, net of fees. The net investment return on net investments managed by Third Point LLC is the percentage change in value of a dollar invested over the reporting period on our net investment assets managed by Third Point LLC. The net investment return reflects the combined results of our investments in TP Fund, collateral assets and certain other investment assets managed by Third Point LLC. Net investment return is the key indicator by which we measure the performance of Third Point LLC, our investment manager.

Third Point Reinsurance Ltd.
Basic and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Basic and diluted book value per share numerator:
Shareholders' equity attributable to Third Point Re common shareholders	$1,231,701	$1,414,074	$1,383,580	$1,395,898	$1,338,879
Basic and diluted book value per share denominator:
Common shares outstanding	94,881,229	94,225,498	94,220,567	93,994,924	94,292,914
Unvested restricted shares	(2,315,172)	(2,231,296)	(2,240,410)	(2,214,087)	(2,524,109)
Basic book value per share denominator:	92,566,057	91,994,202	91,980,157	91,780,837	91,768,805
Effect of dilutive warrants issued to founders and an advisor (1)	—	172,756	—	108,371	127,947
Effect of dilutive stock options issued to directors and employees (1)	—	225,666	—	152,379	179,904
Effect of dilutive restricted shares issued to directors and employees (2)	1,815,741	1,654,803	1,731,384	1,777,266	1,848,791
Diluted book value per share denominator:	94,381,798	94,047,427	93,711,541	93,818,853	93,925,447

Basic book value per share (2)	$13.31	$15.37	$15.04	$15.21	$14.59
Diluted book value per share (2)	$13.05	$15.04	$14.76	$14.88	$14.25

Increase (decrease) in diluted book value per share	(13.2)%	1.9%	(0.8)%	4.4%	9.8%

(1)	As of March 31, 2020 and September 30, 2019, there was no dilution as a result of the Company’s share price being under the lowest exercise price for warrants and options.

(2)
Basic book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Basic book value per share, as presented, is a non-GAAP financial measure and is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of common shares outstanding, excluding the total number of unvested restricted shares, at period end. Diluted book value per share, as presented, is a non-GAAP financial measure and is calculated using the treasury stock method. Under the treasury stock method, we assume that proceeds received from in-the-money options and/or warrants exercised are used to repurchase common shares in the market. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in basic book value per share is calculated by taking the difference in basic book value per share for the periods presented divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the difference in diluted book value per share for the periods presented divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding	92,191,837	91,989,469	91,903,556	91,776,870	91,669,810
Dilutive effect of options (1)	—	—	—	321,492	291,248
Dilutive effect of warrants (1)	—	—	—	228,643	207,134
Dilutive effect of restricted shares with service and performance condition	—	707,022	—	474,794	410,741
Diluted number of common shares outstanding	92,191,837	92,696,491	91,903,556	92,801,799	92,578,933

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(183,637)	$29,738	$(15,099)	$53,065	$132,915
Net income allocated to Third Point Re participating common shareholders	—	(111)	—	(85)	(173)
Net income (loss) allocated to Third Point Re common shareholders	$(183,637)	$29,627	$(15,099)	$52,980	$132,742

Basic earnings (loss) per share available to Third Point Re common shareholders (2)	$(1.99)	$0.32	$(0.16)	$0.58	$1.45

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$(183,637)	$29,738	$(15,099)	$53,065	$132,915
Net income allocated to Third Point Re participating common shareholders	—	(110)	—	(84)	(171)
Net income (loss) allocated to Third Point Re common shareholders	$(183,637)	$29,628	$(15,099)	$52,981	$132,744

Diluted earnings (loss) per share available to Third Point Re common shareholders (2)	$(1.99)	$0.32	$(0.16)	$0.57	$1.43

(1)
As of March 31, 2020 and September 30, 2019, there was no dilution as a result of the net loss allocated to Third Point Re common shareholders in the quarter. As of March 31, 2020 and December 31, 2019, there was no dilution as a result of the Company’s average share price for the quarter being under the lowest exercise price for warrants and options.

(2)
Basic earnings per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net income (loss) available to Third Point Re common shareholders	$(183,637)	$29,738	$(15,099)	$53,065	$132,915
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,414,074	1,383,580	1,395,898	1,338,879	1,204,574
Impact of weighting related to shareholders’ equity from shares repurchased	—	—	—	—	—
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,414,074	$1,383,580	$1,395,898	$1,338,879	$1,204,574
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	(13.0)%	2.1%	(1.1)%	4.0%	11.0%

(1)
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders, as presented, is a non-GAAP financial measure. Return on beginning shareholders’ equity attributable to Third Point Re common shareholders is calculated by dividing net income (loss) available to Third Point Re common shareholders by the beginning shareholders’ equity attributable to Third Point Re common shareholders. We believe that return on beginning shareholders’ equity attributable to Third Point Re common shareholders is an important measure because it assists our management and investors in evaluating the Company’s profitability. We adjust the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. For period where there is a loss, this adjustment decreased the stated returns on beginning shareholders’ equity and for period where there is a gain, this adjustment increased the stated returns on beginning shareholders’ equity.